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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 12, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


                  Ohio                      1-8519               31-1056105
      (State or other jurisdiction       (Commission           (IRS Employer
           of incorporation)             File Number)       Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                       45202
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 5. OTHER EVENTS.

     Cincinnati Bell Inc. issued a press release, a copy of which is attached as Exhibit 99.1






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CINCINNATI BELL INC.


                               By:      /s/ Christopher J. Wilson
                                    --------------------------------------------
                                        Christopher J. Wilson
                                        Vice President and General Counsel




Date: February 12, 2004



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                                 Exhibit Index


Exhibit No.                  Exhibit                                Page No.
-----------                  -------                                --------

    99.1         Press Release of the Company dated
                       February 11, 2004